UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2019

VOLT INFORMATION SCIENCES, INC.
(Exact name of registrant as specified in its charter)

New York	001-9232	13- 5658129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Charles Lindbergh Blvd., Uniondale, New York	11553
(Address of principal executive offices)	(Zip Code)

(516) 228-6700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 15, 2019, Volt Information Sciences, Inc. (the “Company”) entered into Amendment No. 3 (the “Amendment”) to its Receivables Loan and Security Agreement, dated as of January 25, 2018, with DZ Bank AG Deutsche Zentra-Genossenschafsbank and the other parties thereto (the “Agreement”). The Amendment modifies certain provisions related to the calculation of reserves used to determine the Company’s borrowing capacity from time to time under the Agreement.

Pursuant to the terms of the Amendment, receivables from certain Managed Service Providers will be excluded from the existing Overconcentration Amounts calculation (each as defined in the Agreement) and subsequently aggregated for purposes of determining a new MSP Reserve Percentage calculation (as defined in the Amendment) to reflect updated payment processing terms of certain receivables.  Under these new reserve calculations, the Company anticipates additional daily borrowing capacity, which will enhance overall global liquidity for the Company. This Amendment takes effect retroactively on January 25, 2019 and does not otherwise modify or eliminate any relevant receivables from the terms of the Agreement. All other material terms and conditions of the Agreement remain substantially unchanged.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1
Amendment No. 3 dated February 15, 2019 to the Receivables Loan and Security Agreement dated as of January 25, 2018, among Volt Funding II, LLC, as borrower, Volt Information Sciences, Inc., as servicer, the lenders and letter of credit participants party thereto from time to time, DZ BANK AG Deutsche Zentral-Genossenschaftsbank, Frankfurt Am Main, New York Branch, as agent, and Autobahn Funding Company LLC and DZ BANK AG Deutsche Zentral-Genossenschaftsbank, Frankfurt Am Main, New York Branch, as letter of credit issuers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLT INFORMATION SCIENCES, INC.

By	/s/ Paul Tomkins
Paul Tomkins, Senior Vice President
and Chief Financial Officer

Date:  February 20, 2019

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1
Amendment No. 3 dated February 15, 2019 to the Receivables Loan and Security Agreement dated as of January 25, 2018, among Volt Funding II, LLC, as borrower, Volt Information Sciences, Inc., as servicer, the lenders and letter of credit participants party thereto from time to time, DZ BANK AG Deutsche Zentral-Genossenschaftsbank, Frankfurt Am Main, New York Branch, as agent, and Autobahn Funding Company LLC and DZ BANK AG Deutsche Zentral-Genossenschaftsbank, Frankfurt Am Main, New York Branch, as letter of credit issuers.